                                                                EXHIBIT 10.47

                              SETTLEMENT AGREEMENT


         THIS SETTLEMENT AGREEMENT ("AGREEMENT") is entered into and effective as of the 26th day of September, 1996, by and between TERRY D. GINGLE ("GINGLE") and VICKIE GINGLE, his wife ("MRS. GINGLE"); OSCAR L. HAUSDORFF ("HAUSDORFF") and SUSAN HAUSDORFF, his wife ("MRS. HAUSDORFF"); PRINCETON DENTAL MANAGEMENT CORPORATION, a Delaware corporation ("PRINCETON"); and THE INVESTOR GROUP, a group comprised of AMSTERDAM EQUITIES LIMITED, a Bahamian corporation, FRANK LEONARD LAPORT, and BEVERLY TRUST COMPANY, an Illinois corporation, as Custodian of the FRANK LEONARD LAPORT ROLLOVER INDIVIDUAL RETIREMENT ACCOUNT NUMBER 72-49990 (hereinafter collectively referred to as "THE INVESTOR GROUP").

                                R E C I T A L S

         WHEREAS, at all times herein relevant PRINCETON was a Delaware corporation, whose stock is publicly traded, engaged in the ownership, management and administration of dental operations located in various parts of the United States of America;

         WHEREAS, GINGLE and HAUSDORFF are former officers and/or directors of PRINCETON, and warrant and represent that they currently own 776,724 shares of the common stock of PRINCETON;

         WHEREAS, in late 1994, PRINCETON sought additional financing and/or capital for its operations, and thereby entered into negotiations with various parties, including THE INVESTOR GROUP;

         WHEREAS, on or about December 7, 1994, PRINCETON and THE INVESTOR GROUP entered into a letter of intent, and pursuant to which THE INVESTOR GROUP proposed to make a convertible debt financing investment in PRINCETON ("LETTER OF INTENT");

         WHEREAS, certain disputes then arose by and between HAUSDORFF, GINGLE, PRINCETON and/or THE INVESTOR GROUP;

         WHEREAS, on or about January 3, 1995, GINGLE and HAUSDORFF resigned as officers and directors of PRINCETON, and entered into with PRINCETON and THE INVESTOR GROUP a resignation agreement dated January 3, 1995 ("RESIGNATION AGREEMENT");

         WHEREAS, the parties' respective performance under the LETTER OF INTENT and/or the RESIGNATION AGREEMENT ultimately gave rise to certain litigation encaptioned Princeton v. Gingle and Hausdorff, Case No. 95 CH 5708, in the Circuit Court of Cook County, Illinois, County Department, Chancery Division;

         WHEREAS, GINGLE and HAUSDORFF thereafter threatened additional litigation against PRINCETON, THE INVESTOR GROUP, and/or their respective agents and attorneys, both in their own right and on behalf of all similarly situated shareholders of PRINCETON;

         WHEREAS, PRINCETON and THE INVESTOR GROUP then threatened counterclaims against GINGLE and HAUSDORFF;

         WHEREAS, the parties hereto now desire to fully and finally settle between themselves all claims and rights that each may have against the other;

         WHEREAS, each of the signatory parties have received independent legal and/or accounting advice as to the nature and obligations of this AGREEMENT, and each have been fully informed of his or her respective legal rights, obligations and liabilities as set forth herein;

         WHEREAS, each of the parties, believing this AGREEMENT to be fair, just and reasonable, has assented freely and voluntarily to its terms;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and in consideration of the obligations and duties assumed by each party, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed as follows:

                           ARTICLE I - INCORPORATION

         The foregoing recitals are true and correct, and are incorporated herein by reference.

                           ARTICLE II - CONSIDERATION

         The consideration for this AGREEMENT is the mutual benefits each accruing to the other party that presently exist, or are to be obtained by the parties, and the promises of each to the other. The adequacy of the consideration for this AGREEMENT is hereby admitted by all parties hereto.

              ARTICLE III - CONFIDENTIALITY AND NON-DISPARAGEMENT

         Except as expressly set forth herein, or as may be required by any applicable federal, state or local securities regulations or statutes, including any exchange rules or regulations, the parties hereby agree that any and all matters embodied by or encompassed within this AGREEMENT are to be kept strictly confidential, and are to be governed by the following terms and conditions which are a material and integral part of this AGREEMENT:

                 A. All parties hereto agree, covenant and represent that they will not discuss or disclose their respective claims against each other, the terms and conditions of this AGREEMENT, or any facts pertaining to either of the same, whether disputed or not, any oral or written information obtained by them, and/or the contents of any settlement negotiations, the facts of this settlement, and/or any payment with or to any person or entity hereunder, and further agree that they shall not, directly or indirectly, either on their own or through other persons or entities, orally, in writing, or in any form, disclose, disparage or make comment about their respective claims or this AGREEMENT, or the conduct or lack of conduct of any party hereto, to or with any third person, firm, entity, organization, corporation, government entity, media, or any regulatory, administrative, or review body, whether private, public, professional, local, county, state, or federal, or any other entity unless otherwise provided herein or unless required by lawful process of any court or governmental entity;

                 B. All parties hereto agree, covenant and represent that they will not discuss or disclose any evidence or information obtained regarding their respective claims, including but not limited to any oral or written information obtained by them, with or to any persons or entities and further agree that they shall not, directly or indirectly, either on their own or through other persons or entities, orally, in writing, or in any form, testify, participate, cooperate or assist the claims of any other persons or entities who have or may have a claim, action or lawsuit against any other party hereto, unless otherwise provided, or unless required by lawful process of any court or governmental entity;

                 C. All parties hereto agree, covenant, and represent that they will not consent to be interviewed by the media, nor will they comment in any manner to the media or others, other than to state that the matter has been amicably settled. In particular, they will not indicate any measure of satisfaction or dissatisfaction with the settlement, regardless of the form of the media communication, regarding the parties' respective claims or regarding the terms and conditions of this AGREEMENT, any payments given in consideration for this AGREEMENT, the information protected by this AGREEMENT and/or the existence of this AGREEMENT, unless otherwise provided or unless required by lawful process of any court or governmental entity;

                 D. The parties hereto, agree, covenant and represent that they shall not disclose, disseminate or reveal, in any way whatsoever, the original or any copy of any portion of this AGREEMENT, nor any prior memoranda signed by the parties hereto, nor any other written communication between counsel or anyone else concerning the parties' respective claims or disagreement, nor any portion of the AGREEMENT, directly or indirectly, to any person, firm, corporation or governmental entity, the media, any regulatory, administrative or review body, whether private, professional, local, county, state, or federal, or other entity, unless otherwise provided herein or unless required by lawful process of any court or governmental entity.

                 E. Notwithstanding the aforesaid confidentiality and nondisparagement provisions, the parties recognize that PRINCETON is a publicly traded company, and is subject to disclosure requirements by applicable regulatory, governmental, administrative or other review bodies. It is expressly hereby agreed that PRINCETON may make any and all disclosures required by such applicable entities, including any disclosures necessary of the volume restrictions hereinafter imposed upon the PRINCETON stock held by GINGLE and/or HAUSDORFF. Notwithstanding the aforesaid, PRINCETON agrees to provide to GINGLE and HAUSDORFF, for their inspection and review, any securities filing contemplated which would make disclosure of this AGREEMENT and/or the material terms and conditions hereof. GINGLE and HAUSDORFF shall have five (5) business days from receipt of any such securities filing to provide their comments thereto, and any requested changes, and PRINCETON shall use reasonable efforts to incorporate any such requested changes which are deemed reasonable and appropriate by PRINCETON's attorney into the contemplated securities filing.

                              ARTICLE IV - RELEASE

                 A. Except as otherwise expressly provided in this AGREEMENT, GINGLE, MRS. GINGLE, HAUSDORFF, and MRS. HAUSDORFF, do hereby remise, release, acquit, satisfy, and forever discharge PRINCETON, AMSTERDAM EQUITIES LIMITED, a Bahamian corporation, BEVERLY TRUST COMPANY, an Illinois corporation, as Custodian of the FRANK LEONARD LAPORT ROLLOVER INDIVIDUAL RETIREMENT ACCOUNT NUMBER 72-49990, MEESPIERSON (BAHAMAS) LIMITED, a Bahamian corporation, all of the officers and directors of the corporations named in this sentence, PATRICK H. THOMSON, FRANK LEONARD LAPORT, KEVIN M. CAHILL, the LAW FIRM OF BROOKS & CAHILL, the FRANK LEONARD LAPORT & ASSOCIATES, LTD. EMPLOYEES' MONEY PURCHASE PENSION PLAN AND TRUST and the FRANK LEONARD LAPORT & ASSOCIATES, LTD. EMPLOYEES' PROFIT SHARING PLAN AND TRUST, of and from all manner of action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which GINGLE, MRS. GINGLE, HAUSDORFF and/or MRS. HAUSDORFF, ever had, now have, or which any personal representative, successor, heir or assign of the same hereafter can, shall or may have, against PRINCETON, AMSTERDAM EQUITIES LIMITED, a Bahamian corporation, BEVERLY TRUST COMPANY, an Illinois corporation, as Custodian of the FRANK LEONARD LAPORT ROLLOVER INDIVIDUAL RETIREMENT ACCOUNT NUMBER 72-49990, MEESPIERSON (BAHAMAS) LIMITED, a Bahamian corporation, all of the officers and directors of the corporations named in this sentence, PATRICK H. THOMSON, FRANK LEONARD LAPORT, KEVIN M. CAHILL, the LAW FIRM OF BROOKS & CAHILL, the FRANK LEONARD LAPORT & ASSOCIATES, LTD. EMPLOYEES' MONEY PURCHASE PENSION PLAN AND TRUST and the FRANK LEONARD LAPORT & ASSOCIATES, LTD. EMPLOYEES' PROFIT SHARING PLAN AND TRUST for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents. Not by way of limitation, GINGLE, MRS. GINGLE, HAUSDORFF and MRS. HAUSDORFF further agree that they will not, either directly or indirectly, or through their agents or attorneys, take any action to defeat, impair, impede or otherwise interfere with the financing transactions existing between PRINCETON and THE INVESTOR GROUP, and/or any relationship between the same whatsoever.

                 B. Except as otherwise expressly provided in this AGREEMENT, PRINCETON, BEVERLY TRUST COMPANY, an Illinois corporation, as Custodian of the FRANK LEONARD LAPORT ROLLOVER INDIVIDUAL RETIREMENT ACCOUNT NUMBER 72-49990, all of the officers and directors of the corporations named in this sentence, and FRANK LEONARD LAPORT do hereby remise, release, acquit, satisfy, and forever discharge GINGLE, MRS. GINGLE, HAUSDORFF, and MRS. HAUSDORFF, of and from all manner of action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which PRINCETON, BEVERLY TRUST COMPANY, an Illinois corporation, as Custodian of the FRANK LEONARD LAPORT ROLLOVER INDIVIDUAL RETIREMENT ACCOUNT NUMBER 72-49990, all of the officers and directors of the corporations named in this sentence, and FRANK LEONARD LAPORT ever had, now have, or which any personal representative, successor, heir or assign of the same hereafter can, shall or may have, against GINGLE, MRS. GINGLE, HAUSDORFF, and MRS. HAUSDORFF, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents.

         It is hereby agreed that, while this AGREEMENT is not being executed by AMSTERDAM EQUITIES LIMITED, PATRICK H. THOMSON, sole shareholder and director of AMSTERDAM EQUITIES LIMITED, MEESPIERSON (BAHAMAS) LIMITED, the FRANK LEONARD LAPORT & ASSOCIATES, LTD. EMPLOYEES' MONEY PURCHASE PENSION PLAN AND TRUST or the FRANK LEONARD LAPORT & ASSOCIATES, LTD. EMPLOYEES' PROFIT SHARING PLAN AND TRUST, any releases granted by GINGLE, MRS. GINGLE, HAUSDORFF and/or MRS. HAUSDORFF pursuant to this AGREEMENT shall be rendered null and void, and any stock (or the equivalent value of such stock) transferred pursuant to Article VII by GINGLE and HAUSDORFF shall be returned to GINGLE and HAUSDORFF, in the event that any cause of action regarding the matters referenced in this AGREEMENT is instituted by AMSTERDAM EQUITIES LIMITED, PATRICK H. THOMSON, MEESPIERSON (BAHAMAS) LIMITED, the FRANK LEONARD LAPORT & ASSOCIATES, LTD. EMPLOYEES' MONEY PURCHASE PENSION PLAN AND TRUST and the FRANK LEONARD LAPORT & ASSOCIATES, LTD. EMPLOYEES' PROFIT SHARING PLAN AND TRUST against any or all of GINGLE, MRS. GINGLE, HAUSDORFF, and/or MRS. HAUSDORFF.

                     ARTICLE V - GUARANTEE INDEMNIFICATION

         PRINCETON has previously obtained institutional financing from the Bank of Zion n/k/a First of America Bank - Northeast Illinois, N.A. These bank loans were personally guaranteed by GINGLE and HAUSDORFF. PRINCETON hereby represents and warrants that all bank loans from this entity have been paid in full, and that accordingly HAUSDORFF and GINGLE shall have no liability on their guarantees. Furthermore, PRINCETON represents that there have been no extensions of these loans utilizing the HAUSDORFF and GINGLE guarantees and that these guarantees have been terminated with no current or future liability attendant to them.

                          ARTICLE VI - HAUSDORFF LOAN

         PRINCETON had previously received a $15,000 loan from HAUSDORFF, as evidenced by PRINCETON's $15,000 Promissory Note to HAUSDORFF. HAUSDORFF hereby acknowledges payment in full of said Promissory Note, and releases PRINCETON of any and all liabilities thereunder. PRINCETON acknowledges it has received the Promissory Note marked "Paid in Full".

           ARTICLE VII - STOCK PAYMENT, STOCK RELEASE AND DELEGENDING

         A. GINGLE warrants and represents that as of the date of this AGREEMENT, GINGLE is the owner of 664,005 shares of PRINCETON common stock. HAUSDORFF warrants and represents, as of the date of this AGREEMENT, that HAUSDORFF is the owner of 112,719 shares of PRINCETON common stock. Of the aforesaid amounts, GINGLE and HAUSDORFF hereby agree to make a total stock payment of 135,000 shares of PRINCETON common stock to THE INVESTOR GROUP and PRINCETON in accordance with the immediately following paragraph. Such payment shall be comprised of 115,409 shares from GINGLE and 19,591 shares from HAUSDORFF, all of which shares of stock shall be free and clear of any liens or encumbrances and all legends and restrictions (the "STOCK PAYMENT").

         The aforesaid stock payment shall be made by GINGLE and HAUSDORFF to the members of THE INVESTOR GROUP and PRINCETON as follows:

         AMSTERDAM EQUITIES LIMITED . . . . . . . . . . . . . 117,450 shares
         PRINCETON  . . . . . . . . . . . . . . . . . . . . . . 8,775 shares
         PRINCETON  . . . . . . . . . . . . . . . . . . . . . . 8,775 shares

         The STOCK PAYMENT shall be made simultaneous with the execution of this AGREEMENT, and by delivery of written transfer instructions by GINGLE and HAUSDORFF to PRINCETON's transfer agent and by PRINCETON to PRINCETON's transfer agent for the release of these 135,000 shares of PRINCETON common stock, free and clear of all legends and restrictions. Such instructions shall be in the form, mutually acceptable to all parties hereto, attached hereto and incorporated herein by reference as Exhibit "A-1". In connection with the STOCK PAYMENT, the parties hereto acknowledge that PRINCETON is receiving the above-referenced portion of the STOCK PAYMENT solely due to the assignment by FRANK LEONARD LAPORT and BEVERLY TRUST COMPANY, an Illinois corporation, as Custodian of the FRANK LEONARD LAPORT ROLLOVER INDIVIDUAL RETIREMENT ACCOUNT NUMBER 72-49990, to PRINCETON of their respective rights in such STOCK
PAYMENT.

         B.  Simultaneous with the stock payment made pursuant to Subparagraph
(A) above, GINGLE and HAUSDORFF shall be entitled to sell 100,000 shares of PRINCETON common stock free and clear of all legends and restrictions and without regard to any rights of first refusal or volume restrictions provided for in this AGREEMENT. Simultaneous with the delivery of the instructions regarding the stock payment "Exhibit A-1", PRINCETON shall also deliver, written transfer instructions to PRINCETON's transfer agent for the release of these 100,000 of PRINCETON common stock, free and clear of all legends and restrictions. Such instructions shall be in the form, mutually acceptable to all parties hereto, attached hereto and incorporated herein by reference as "Exhibit A-2". The stock release of 100,000 shares shall be comprised of 83,500 applicable to GINGLE and 16,500 shares applicable to HAUSDORFF. GINGLE AND HAUSDORFF agree that the sale of these 100,000 shares of PRINCETON common stock shall only be transacted, placed and/or otherwise consummated through the registered market maker of the stock. GINGLE and HAUSDORFF shall be responsible for all normal charges, commissions, fees and/or costs otherwise incurred in the sale of these 100,000 shares.

         C. Following the stock payment and stock release provided for in Subparagraphs (A) and (B) above, GINGLE shall own a balance of 465,096 shares of PRINCETON common stock, and HAUSDORFF shall own a balance of 76,628 shares of PRINCETON common stock. Contemporaneous with this Stock Payment, PRINCETON shall issue written instructions to PRINCETON's Transfer Agent to remove all legends and restrictions on the balance of the GINGLE and HAUSDORFF stock. Such instructions shall be in the form, mutually acceptable to all parties hereto, attached hereto and incorporated herein by reference as Exhibit "A-3". No future instructions shall be issued to PRINCETON's transfer agent regarding the balance of the GINGLE and HAUSDORFF stock by any one party hereto without the written consent of all parties to this AGREEMENT. PRINCETON shall also cause its legal counsel to issue any opinion necessary for the delegending of the balance of the GINGLE and HAUSDORFF stock.

         D. All transfer fees and taxes, if any, associated with the stock payment referenced in Subparagraph (A) above shall be borne by THE INVESTOR GROUP.

         E. All costs and expenses, if any, associated with the delegending referenced in Subparagraph (C) above shall be borne by PRINCETON.

                          ARTICLE VIII - VOTING TRUST

         A. GINGLE and HAUSDORFF shall be entitled to sell the balance of their shares of PRINCETON common stock subject to the volume and right of first refusal restrictions hereinafter provided. However, the balance of the stock owned by GINGLE and HAUSDORFF shall be subject to an irrevocable voting trust pursuant to which THE INVESTOR GROUP shall be fully entitled to vote all such stock (the "VOTING TRUST"). THE INVESTOR GROUP shall be entitled to vote all such stock until the later of (a) September 25, 1999 or (b) such time as GINGLE and HAUSDORFF, including their respective wives, MRS. GINGLE and MRS. HAUSDORFF, collectively own or hold, directly or indirectly, beneficially or by nominee, less than 150,000 shares of PRINCETON common stock. Upon the later of September 25, 1999 or when GINGLE and HAUSDORFF, and their respective spouses or related entities collectively, own or hold less than 150,000 shares of PRINCETON common stock, they shall provide written notice thereof to THE INVESTOR GROUP, and the VOTING TRUST shall immediately terminate. A copy of this written notice shall also be forwarded to PRINCETON who shall immediately make the appropriate entry on its books and records reflecting the termination of the VOTING TRUST and the restoration of all voting rights to GINGLE and HAUSDORFF.

         B. Until the termination of the VOTING TRUST, GINGLE and HAUSDORFF shall, at all times herein relevant, remain the sole and beneficial owners of the shares subject to the VOTING TRUST. THE INVESTOR GROUP, shall not be authorized to sell, encumber, alienate, or otherwise transfer or dispose of these shares. Further, all dividends or distributions declared on the stock, whether cash, shares, distributions in liquidation, mixed distributions, or any other form of distribution from PRINCETON to its shareholders, shall be and remain the sole property of GINGLE and HAUSDORFF. Furthermore, if any shares should be generally offered to PRINCETON stockholders for subscription, in exercise of any preemptive rights provided, or otherwise, all of such rights shall inure to GINGLE and HAUSDORFF. In all respects, GINGLE and HAUSDORFF shall retain their rights as shareholders of PRINCETON, including all rights provided in this AGREEMENT, or under applicable federal, state or local laws, except for the right to vote the shares encompassed hereby and to transfer, sell or otherwise dispose of the PRINCETON stock other than as set forth herein.

         C. Notwithstanding the foregoing, the VOTING TRUST to THE INVESTOR GROUP shall not be applicable and GINGLE and HAUSDORFF shall, at all times, retain all voting rights to a proposal to delist PRINCETON from a publicly traded company on a national stock exchange to a privately held company.

         D. Notwithstanding anything herein that may be construed to the contrary, any failure of all members of THE INVESTMENT GROUP to vote the shares of common stock subject to the VOTING TRUST shall not interfere with the remaining member or members from exercising such right to vote the shares of common stock subject to the VOTING TRUST. In any instance or instances where all members of THE INVESTMENT GROUP do not exercise the right to vote the shares of common stock subject to the VOTING TRUST, the remaining member or members shall have the right to exercise such right to vote the shares of common stock subject to the VOTING TRUST and in any such instance or instances terms and conditions relating to the exercise of the right to exercise such right to vote the shares of common stock subject to the VOTING TRUST shall apply only to such remaining member or members.

                  ARTICLE IX - AUTHORIZED BROKERAGE COMPANIES

         GINGLE and HAUSDORFF hereby agree that any and all sales of their PRINCETON common stock otherwise authorized under this AGREEMENT shall be transacted, placed and/or otherwise consummated solely through one or more of the following brokerage houses or their respective affiliates: (1) Charles Schwab & Company; (2) Merrill Lynch, Pierce, Fenner & Smith; (3) Raymond James, and/or (4) any registered market maker of the stock. GINGLE and HAUSDORFF shall be responsible for all normal charges, commissions, fees, and/or costs otherwise incurred in trading through these brokerage houses.

                            ARTICLE X - VACATION PAY

         On or before December 31, 1996, PRINCETON agrees to pay to GINGLE, HAUSDORFF and MRS. GINGLE the net aggregate sum of $10,000 for accrued and unpaid vacation pay. Such payment shall be made by certified check, money order, attorneys' trust account check payable to the MOSKOWITZ, MANDELL & SALIM, P.A. TRUST ACCOUNT or by issuing wire transfer instructions to the financial institution or institutions from which such funds are to be transferred pursuant to the wire transfer instructions attached hereto as
Schedule 1.

                      ARTICLE XI - RIGHT OF FIRST REFUSAL

         In the event that GINGLE and/or HAUSDORFF, whether individually or jointly, desire to sell or transfer their PRINCETON shares, whether through a private sale or a sale on the public market, THE INVESTOR GROUP shall have the right of first refusal upon the terms and conditions hereinafter set forth ("RIGHT OF FIRST REFUSAL") GINGLE and HAUSDORFF shall deliver written notice of their intentions to sell, or any offer received, to PRINCETON's CFO, FRANK LEONARD LAPORT, AMSTERDAM EQUITIES LIMITED and the LAW FIRM OF BROOKS & CAHILL, hereinafter collectively referred to as the "FIRST REFUSAL TEAM".

The written notice must include: the name, address and telephone number of the seller and date the notice is being sent; the name, address and telephone number of the proposed purchaser and/or transferee; the exact price per share (if not a sale on the public market); the terms of payment of the sale price, if any; the number of shares to be transferred; written affirmation by Affidavit sworn under oath and notarized that such proposed sale or intended transfer conforms to the volume restrictions hereinafter provided; all other terms and conditions of the proposed transfer; a hard copy of a spreadsheet setting forth the formulas and the calculations by which GINGLE and HAUSDORFF have determined that the proposed transaction complies with the volume restriction; and a virus free 3.5" high density certified 100% error free computer floppy disk containing a Lotus 123 Windows (version "123R4W") spreadsheet setting forth the formulas and the calculations by which GINGLE and HAUSDORFF have determined that the proposed transaction complies with the volume restriction ("FIRST REFUSAL NOTICE"). Notwithstanding anything herein that may be construed to the contrary, the exact price per share of common stock in a sale proposed in the public market for the purpose of the RIGHT OF FIRST REFUSAL shall be the closing price from the previous trading day to the date set forth on the GINGLE and HAUSDORFF FIRST REFUSAL NOTICE and such price shall be set forth in the GINGLE and HAUSDORFF FIRST REFUSAL NOTICE.

         After the date that all members of the FIRST REFUSAL TEAM have received the FIRST REFUSAL NOTICE ("NOTICE DATE"), THE INVESTOR GROUP shall have a period of twenty-five (25) trading days, expiring at 5:00 p.m. Central Standard Time on the 25th trading day after the NOTICE DATE, to exercise their RIGHT OF FIRST REFUSAL ("EXERCISE DATE") and to tender payment, if required, for the shares purposed to be sold at the same price and on the same terms and conditions as set out in the FIRST REFUSAL NOTICE. THE

INVESTOR GROUP shall exercise this RIGHT OF FIRST REFUSAL by sending by facsimile to Michael W. Moskowitz, Esq., if such facsimile is operational, and, if not, sending a written notice on or before the EXERCISE DATE exercising such right to the selling shareholder and by delivering a check or issuing wire transfer instructions to the financial institution or institutions from which such funds are to be transferred pursuant to the following wire transfer instructions for the full amount of the sale price. Wire transfer instructions for funds to be paid pursuant to the exercise of the RIGHT OF FIRST REFUSAL GINGLE AND HAUSDORFF are attached hereto as Schedule 2.

         On or before the EXERCISE DATE, PRINCETON and/or any member of THE INVESTOR GROUP may object to any computational mistakes contained in the FIRST REFUSAL NOTICE regarding the volume restrictions provided herein, payment to be made upon the exercise of the RIGHT OF FIRST REFUSAL pursuant to the terms hereof or otherwise. In the event of any such objection, written notice ("NOTICE OF OBJECTION") thereof shall be provided to GINGLE and HAUSDORFF by sending by facsimile to Michael W. Moskowitz, Esq., if such facsimile is operational, and, if not, sending a written notice on or before the EXERCISE DATE. If GINGLE and HAUSDORFF agree with the asserted computational mistake, then they shall revise their FIRST REFUSAL NOTICE accordingly so as to correct the same. Upon correction, GINGLE and/or HAUSDORFF shall deliver a corrected FIRST REFUSAL NOTICE to all members of THE INVESTOR GROUP, and THE INVESTOR GROUP shall have fourteen (14) days after the date that delivery of the corrected FIRST REFUSAL NOTICE has been made to all members of THE INVESTOR GROUP to exercise their RIGHT OF FIRST REFUSAL. If GINGLE and HAUSDORFF should disagree with the alleged computational mistake, then they shall so notify PRINCETON and THE INVESTOR

GROUP within five (5) days after delivery of the NOTICE OF OBJECTION. In that event, PRINCETON and THE INVESTOR GROUP shall then have an additional fourteen
(14) days to determine whether to exercise the RIGHT OF FIRST REFUSAL provided, or to further contest the same by providing GINGLE and HAUSDORFF with written notice of further objection. If further objected, the matter shall be referred to PRINCETON's current auditing firm or NASDAQ (the choice of which shall be at the sole discretion of THE INVESTOR GROUP), whose determination as to the application of the volume restrictions shall be final and binding.

         The failure of THE INVESTOR GROUP to exercise their RIGHT OF FIRST REFUSAL in the manner and within the time periods provided herein shall constitute a waiver of the RIGHT OF FIRST REFUSAL as to the offered shares. In the event that THE INVESTOR GROUP shall fail, for any reason, to exercise any RIGHT OF FIRST REFUSAL pursuant to a FIRST REFUSAL NOTICE delivered to THE INVESTOR GROUP, then GINGLE and/or HAUSDORFF shall have the right to sell or transfer such number of shares of common stock set forth in such FIRST REFUSAL NOTICE, reduced by any applicable correction.

         On or before the EXERCISE DATE, the FIRST REFUSAL TEAM may verify any information provided in the FIRST REFUSAL NOTICE provided by GINGLE and HAUSDORFF, including contacting any proposed transferee (in the event of a private sale), but cannot otherwise interfere in the transfer or proposed sale.

         The RIGHT OF FIRST REFUSAL provided herein for THE INVESTOR GROUP shall inure to their respective heirs, successors, assigns and transferees, and shall be freely assignable and/or transferable.

         Notwithstanding anything herein that may be construed to the contrary, any failure of all members of THE INVESTMENT GROUP to exercise the RIGHT OF FIRST REFUSAL shall not interfere with the remaining member or members from exercising such RIGHT OF FIRST REFUSAL. In any instance or instances where all members of THE INVESTMENT GROUP do not exercise the RIGHT OF FIRST REFUSAL, the remaining member or members shall have the right to exercise such RIGHT OF FIRST REFUSAL and in any such instance or instances terms and conditions relating to the exercise of the RIGHT OF FIRST REFUSAL shall apply only to such remaining member or members.

         The rights and obligations of the parties to exercise this RIGHT OF FIRST REFUSAL shall be further subject to all applicable federal, state and local laws, including securities and exchange rules. Each party shall be solely and exclusively responsible for his/its own compliance with such laws.

         The price per share for the purposes of this RIGHT OF FIRST REFUSAL for any sale proposed on the open public market shall be the closing price from the trading day previous to the date of the FIRST REFUSAL NOTICE. The closing price published in the Wall Street Journal shall control, but if not published in the Wall Street Journal, the Investors Business Daily or the Chicago Tribune, but if not published in the Investors Business Daily or the Chicago Tribune, a fax copy of the closing price from the market maker, if any, for PRINCETON shall apply. Alternatively, a computer print-out from Prodigy, CompuServe, Quicken or America On-Line reflecting the closing price for the previous day may be utilized. If still not available, then the final closing price shall be that certified in a written Affidavit sworn under oath and notarized obtained by GINGLE and HAUSDORFF from the selling agent to be utilized in accomplishing the desired trade, provided that such agent is one of the brokerage houses identified in ARTICLE IX above, and delivered to THE INVESTOR GROUP by GINGLE and HAUSDORFF. Upon compliance with all of the terms of this RIGHT OF FIRST REFUSAL, any shares of common stock sold pursuant to the conditions hereof, whether to PRINCETON, THE INVESTOR GROUP, or any third party, whether by public or private sale, shall be forever free and clear of this RIGHT OF FIRST REFUSAL.

         The parties hereto agree that this RIGHT OF FIRST REFUSAL will apply as to every proposed transfer, sale or other disposition of PRINCETON stock by GINGLE and HAUSDORFF, except that their stock interests may be placed in a trust and disposed of pursuant to its terms, gifted, or, in the event of their deaths, may pass pursuant to their wills or by operation of law, it being fully understood and agreed that a transfer in trust, by gift, by will or by operation of law does not constitute a transfer necessitating any right of first refusal nor is such a transfer limited by the volume restrictions, although the transferee of such stock shall receive the stock, subject to the RIGHT OF FIRST REFUSAL and the volume restrictions provided in this AGREEMENT. The foregoing notwithstanding, any transfer pursuant to the first sentence of this paragraph shall not be subject to the RIGHT OF FIRST REFUSAL only if such transfer is made without any direct or indirect consideration whatsoever including, without limitation, a loan, forgiveness of indebtedness, payment of money, provision of materials or services to GINGLE, HAUSDORFF, a person, persons, an entity or entities related thereto and, if such transfer is made with any consideration, GINGLE and HAUSDORFF agree that all such consideration shall be immediately paid to THE INVESTOR GROUP as liquidated damages and not as a penalty or forfeiture and, further, agree and acknowledge that such damages are fair and reasonable.

         Notwithstanding the foregoing, the RIGHT OF FIRST REFUSAL shall not be applicable to any offer made to purchase any and all outstanding shares of PRINCETON stock for good and valuable consideration ("TENDER OFFER"). In that event, all terms and conditions of the

TENDER OFFER shall similarly be applicable to the balance of the stock held by GINGLE and HAUSDORFF.

                       ARTICLE XII - VOLUME RESTRICTIONS

         A. Aside from the restrictions otherwise provided in this AGREEMENT, GINGLE and HAUSDORFF agree that their rights to sell, transfer, assign, hypothecate or in any way alienate any of their shares shall be subject to the volume restrictions hereinafter provided. GINGLE and HAUSDORFF further agree that the volume restrictions imposed are to be determined on a pro rata basis, on the basis of the daily average of the number of shares of PRINCETON common stock sold over the period of twenty-five (25) days of trading for PRINCETON stock immediately prior to the date of the FIRST REFUSAL NOTICE (the "DAILY VOLUME AVERAGE"), which date shall be the same date upon which such FIRST REFUSAL NOTICE is sent by GINGLE or HAUSDORFF.

         B. The aggregate amount of stock permitted to be sold shall be considered the "allowable volume". The pro rata allocation of the allowable volume shall be 83.5% for GINGLE and 16.5% for HAUSDORFF. Each shall be permitted to sell only their pro rata share of the allowable volume during any seven (7) day period as provided herein. During seven (7) day periods, of which the first shall commence at 12:00 a.m. on September 26, 1996 and end at 11:59 p.m. on October 2, 1996 and the second shall commence at 12:00 a.m. on October 3, 1996 and end at 11:59 p.m. on October 9, 1996 and, thereafter, continue for successive seven (7) day periods, GINGLE or HAUSDORFF can sell, transfer, and/or alienate, no more than their pro rata portion of twenty-five percent (25%) of the DAILY VOLUME AVERAGE. However, the aggregate volume shall be reduced by a formula set forth herein which considers the price differential, if any. Price differential is the difference, if any, calculated in a percent between the high and low of the stock price over the twenty-five (25) day trading period. If the price differential of PRINCETON common stock over the relevant twenty-five (25) day trading period is equal to or greater than ten percent (10%), then the allowable volume shall be further reduced by the product of (i) four (4) and (ii) the amount by which the price differential exceeds 10% [i.e., if price differential is 15% (e.g. assume the low was $1.00 and the high was $1.15, the spread, $1.15 - $1.00 = $0.15, is 15% higher than the low, 0.15 / 1
= 15%), than allowable volume is reduced by an additional 20% (i.e. 15% - 10% = 5% x 4 = 20%. 25% - (25% x 20%) = 20% of the DAILY VOLUME AVERAGE)].
Notwithstanding the foregoing, if the average stock price over the twenty-five
(25) day trading period exceeds (is higher) than the proposed sales price of the GINGLE or HAUSDORFF stock to be sold (in other words, on the average, the price of PRINCETON stock over the 25 day trading period has increased instead of decreased) and the price differential is attributable to this upward trend and increase in the price of the PRINCETON common stock, GINGLE/HAUSDORFF volume restriction shall not go below 2.5% of the DAILY VOLUME AVERAGE in any one week [i.e. in such an instance in an upward market GINGLE/HAUSDORFF shall be entitled to an allowable volume no less than 10% of the 25% of the DAILY VOLUME AVERAGE (10% x 25% = 2.5%)].

         C. GINGLE or HAUSDORFF shall utilize the form attached hereto as Exhibit B, for purposes of calculating the allowable volume and their pro rata share thereof. This form shall be completed each time GINGLE or HAUSDORFF desire to sell stock and shall be delivered to PRINCETON and each member of THE INVESTOR GROUP contemporaneous with the FIRST REFUSAL NOTICE provided by
Article XI of this AGREEMENT.

         D.  Price Differential and volume calculations for the twenty-five
(25) day trading period contained in this Article XII shall be determined by reference to the closing prices and volume published in the Wall Street Journal. If not published in the Wall Street Journal, a fax copy of this closing information for the market maker, if any, for PRINCETON shall apply. Alteratively, a computer print-out from Prodigy, CompuServe, Quicken or America On-Line reflecting the closing prices and volume for the twenty-five (25) trading period may be utilized. If still not available, then this information shall be obtained from the selling agent to be utilized in accomplishing the desired trade, provided that such agent is one of the brokerage houses identified in Article IX above.

         E.  Notwithstanding the foregoing volume restrictions, in the event
(i) PRINCETON is delisted as a publicly traded company on a national stock exchange (NASDAQ, NYSE or AMEX), and (ii) in addition to such a delisting, PRINCETON stock is no longer traded on the "Bulletin Board" or in the "Pink Sheets", then the foregoing volume restrictions shall no longer be applicable.

         F. Notwithstanding the foregoing volume restrictions, if the shares are being sold to PRINCETON and/or THE INVESTOR GROUP, then and only then, at the sole and exclusive discretion of PRINCETON and/or THE INVESTOR GROUP, no matter how arbitrary, PRINCETON and/or THE INVESTOR GROUP shall be empowered to reduce volume restrictions to any extent or degree, no matter how arbitrary.

                       ARTICLE XIII - LIQUIDATED DAMAGES

         If GINGLE and/or HAUSDORFF should sell or otherwise transfer, or any broker utilized by GINGLE or HAUSDORFF should sell any stock in excess of their pro rata share of the allowable volume contained in the Volume Restrictions in
Article XII herein, then the violating party/parties (GINGLE and/or HAUSDORFF) shall pay to THE INVESTOR GROUP, as liquidated damages, the excess gross proceeds (the total sales price of all shares sold in excess of their pro rata share of the allowable volume under the Volume Restrictions without deduction for any expense associated with such sale). If the violation occurs by a transfer other than by sale, then the liquidated damages shall be the gross market value (determined by utilizing the closing price for the stock on the day of the transfer) of all stock transferred in excess of the allowable volume under the Volume Restrictions.

         Notwithstanding the foregoing, no liquidated damages shall be payable for an error in the computation contained in the FIRST REFUSAL NOTICE of the number of shares allowed to be sold where PRINCETON and/or THE INVESTOR GROUP fails to correct the computation within the twenty-five (25) trading day period to exercise the RIGHT OF FIRST REFUSAL.

                       ARTICLE XIV - CONSULTING AGREEMENT

         Commencing January 1, 1997, GINGLE agrees to perform consulting services for PRINCETON for a period of three (3) months through March 31, 1997. These consulting services shall be performed without compensation except that GINGLE shall be entitled to be paid and/or reimbursed by PRINCETON for expenses which are pre-approved by PRINCETON in writing. PRINCETON shall have the option of extending the consulting agreement for an additional three (3) months on terms to be agreed upon between PRINCETON and GINGLE. PRINCETON shall notify GINGLE no later than March 17, 1997 in the event PRINCETON desires to exercise its option and the agreed upon terms shall be completed between the parties no later than March 31, 1997.

                           ARTICLE XV - MISCELLANEOUS

         1. Default. If any party hereto defaults on the performance of any non-monetary obligations of this AGREEMENT, and fails to cure said default within five (5) days of delivery of written notice thereof, then the parties agree that the non-defaulting party may seek the specific performance of the defaulting party's obligations in a court of equity in Cook County, Illinois, and without regard to the adequacy of any legal remedy. In all other respects, the parties shall also have such other and further rights and remedies as are provided under applicable law.

         2. Taxes. The parties hereto shall each be responsible for the payment of their own respective tax obligations created as a result of the terms and conditions of this AGREEMENT, or performance hereunder. Without limiting the generality of the foregoing, the parties specifically acknowledge that GINGLE and HAUSDORFF may claim a capital loss for their respective portions of the stock payment to THE INVESTOR GROUP herein provided.

         3. Governing Law. This AGREEMENT has been entered into in the State of Illinois, and it is the intention of the parties that all questions as to performance, interpretation, validity, legal effect and enforceability of this AGREEMENT, including, without limitation, Article XV, Section 1, shall be determined in accordance with the laws of the State of Illinois. The parties hereby further agree that the exclusive venue for any action under this AGREEMENT shall be the courts of Cook County, Illinois, state and federal, and all parties hereby waive any objections which they may have to the personal jurisdiction of such courts. Such personal jurisdiction is hereby conferred without regard to the actual locus or residence of the parties at the present time, or regardless of any change of residence of any of the parties that may occur hereafter.

         4. Entire Agreement. This AGREEMENT sets forth the entire understanding of the parties hereto, and supersedes all previous oral and written agreements, if any, between the parties, and may not be amended, altered or modified except by written document signed by all of the parties hereto.

         5. Headings. The headings used in this AGREEMENT are used for reference purposes only, and are not deemed controlling with respect to the meaning, construction or effect of the contents thereof.

         6. Severability. The invalidity or unenforceability of any particular provision of this AGREEMENT shall not affect the other provisions hereof, and this AGREEMENT shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         7. Binding Effect. This AGREEMENT shall be binding upon and inure to the benefit of, and shall be enforceable by, the respective successors, assigns, heirs, beneficiaries and personal representatives of the parties hereto.

         8. Gender. Wherever the context shall so require, all words herein any gender shall be deemed to include the masculine, feminine or neuter gender; all singular words shall include the plural and all plural shall include the singular.

         9. Waiver of Breach. The waiver of any party of a breach of any provision of this AGREEMENT by the other shall not operate or be construed as a waiver of any subsequent breach.

         10. Attorneys' Fees and Costs. In the event that any party shall be required to enforce this AGREEMENT through litigation, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs and expenses incurred in connection with such enforcement, including fees, costs and expenses incurred upon any appeal or in any bankruptcy proceedings.

         11. Counterparts. This AGREEMENT may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original.

         12. Further Cooperation. Each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intents and purposes of this AGREEMENT.

         13. Joint Agreement. This AGREEMENT shall be considered the joint product of all parties hereto, and in the event of any controversy as to the construction of any provision hereof, such controversy shall not be construed against any party as the alleged drafter of this AGREEMENT.

         14.     Notice.   Any and all notices, consents, offers, acceptances,
or any other communications provided for herein shall be given in writing and shall be effective upon delivery as evidenced by a receipt executed by or for the party to whom such notice, consent, offer, acceptance, or any other communication provided for herein is addressed; which delivery shall occur upon facsimile transmission, as evidenced by such facsimile transmission verification report and upon delivery by (i) certified or registered mail as evidenced by a return receipt executed by or for the party to whom such mail is addressed, or (ii) courier service, including, without limitation, United Parcel Service, Federal Express, Purolator, Airborne Express, or U.S. Postal Service Express Mail, as evidenced by a receipt executed by or for the party to whom such courier package is addressed. Notices shall be given to the following:

         If to GINGLE or                   5226 West Shore Drive
         MRS. GINGLE:                      New Port Richey, FL  34652



         If to HAUSDORFF or                2501 Pinebrook Hollow
         MRS. HAUSDORFF:                   Sarasota, FL  34235


         With a copy to:                   Michael W. Moskowitz, Esquire

                                           Moskowitz, Mandell & Salim, P.A.
                                           800 Corporate Drive, Suite 510
                                           Fort Lauderdale, FL  33334
                                           (954) 491-2000
                                           FAX (954) 491-2051


         If to PRINCETON:                  Steven Sierakowski, CFO
                                           Princeton Dental Management
                                           Corporation
                                           7421 West 100th Place
                                           Bridgeview, IL  60455
                                           FAX (708) 430-8031



         If to THE INVESTOR GROUP:         Amsterdam Equities Limited
                                           75 Frederick Street
                                           P.O. Box N-3813
                                           Nassau, N.P., Bahamas
                                           FAX (809) 325-1340

                                           FRANK LEONARD LAPORT
                                           7421 West 100th Place
                                           Bridgeview, IL  60455-2442
                                           (708) 599-9000
                                           FAX (708) 599-9300


                                           Beverly Trust Company, as Custodian
                                           of the Frank Leonard Laport Rollover
                                           Individual Retirement Account Number
                                           75-49990
                                           10312 S. Cicero Ave.
                                           Oak Lawn, IL 60453
                                           FAX (708) 499-4849

         With a copy to:                   Kevin M. Cahill, Esquire
                                           Brooks & Cahill
                                           208 South LaSalle Street, Suite 1855
                                           Chicago, IL  60604
                                           (312) 641-6100
                                           FAX (312) 641-6116

The parties shall provide notice, in writing, of any changes to the aforesaid notice addresses.

         14. Time. Time shall be of the essence in the performance of any obligation or the sending of any notice under this AGREEMENT.

                     ARTICLE XIV - DISMISSAL WITH PREJUDICE

         Upon execution of this AGREEMENT, PRINCETON agrees to execute and file a voluntary dismissal with prejudice of its action against GINGLE, HAUSDORFF and MRS. GINGLE, pending in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, Case No. 95 CH 5708. Such dismissal shall be in the form attached hereto and incorporated herein by reference as Exhibit "C". All parties shall bear their own costs and attorneys' fees incurred in such proceeding.

                            END OF TEXT ON THIS PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT, with the intent to be legally bound, on the day and year written below:

Kaylin Pace
-----------------------------------
Nancy A. Strout                          Terry D. Gingle
-----------------------------------      ------------------------------------
                                         TERRY D. GINGLE


Kaylin Pace
-----------------------------------
Nancy A. Strout                          Vickie Gingle
-----------------------------------      ------------------------------------
                                         VICKIE GINGLE


Kathryn O'Donnell
-----------------------------------
M. Elizabeth Johnson                     Oscar Hausdorff
-----------------------------------      ------------------------------------
                                         OSCAR HAUSDORFF



Kathryn O'Donnell
-----------------------------------
M. Elizabeth Johnson                     Susan Hausdorff
-----------------------------------      ------------------------------------
                                         SUSAN HAUSDORFF


                                         PRINCETON DENTAL MANAGEMENT
                                         CORPORATION

Lesley Pickard Caves
-----------------------------------
???                                  By: Gary A. Lockwood
-----------------------------------      ------------------------------------




                       SIGNATURES CONTINUED ON NEXT PAGE

-----------------------------------

-----------------------------------      ------------------------------------
                                         FRANK LEONARD LAPORT


                                         BEVERLY TRUST COMPANY, as Custodian
                                         of the FRANK LEONARD LAPORT ROLLOVER
                                         INDIVIDUAL RETIREMENT ACCOUNT NUMBER
                                         75-49990.



-----------------------------------
                                     By:
                                         ---------------------------------
                                                                   Name
                                         --------------------------
                                                                   Title
                                         --------------------------


         The following parties are joining in this AGREEMENT solely for purposes of Article IV regarding the Releases that each party hereto is giving and receiving.

???                                      Kevin Cahill
-----------------------------------      ------------------------------------
                                         KEVIN CAHILL, individually

                                         LAW FIRM OF BROOKS & CAHILL

???                                  By: Kevin Cahill, partner
-----------------------------------      ------------------------------------

STATE OF FLORIDA                  )
                                  ) SS:
COUNTY OF Pcisco                  )

         The foregoing instrument was acknowledged before me this 11th day of
October, 1996, by TERRY D. GINGLE, who [   ] is personally known to me, or
[ X ] produced FL DL G524 804 0030 as identification.

                                        Nancy A. Strout
                                        ------------------------------------
                                        NOTARY PUBLIC
My Commission Expires:                  Print Name:
                                                   -------------------------
                                        Commission No.:
                                                       ---------------------

                                                     NANCY A. STROUT
                                   [SEAL]       MY COMMISSION # CC 362614
                                                EXPIRES: February 27, 1997
                                          Bonded Thru Notary Public Underwriters



STATE OF FLORIDA                  )
                                  ) SS:
COUNTY OF Pcisco                  )

         The foregoing instrument was acknowledged before me this 11th day of
October, 1996, by VICKIE GINGLE, who [   ] is personally known to me, or [ X ]
produced FL DL G524 872 51 8010 as identification.


                                        Nancy A. Strout
                                        ------------------------------------
                                        NOTARY PUBLIC
My Commission Expires:                  Print Name:
                                                   -------------------------
                                        Commission No.:
                                                       ---------------------

                                                     NANCY A. STROUT
                                   [SEAL]       MY COMMISSION # CC 362614
                                                EXPIRES: February 27, 1997
                                          Bonded Thru Notary Public Underwriters

STATE OF FLORIDA                  )
                                  ) SS:
COUNTY OF SARASOTA                )

         The foregoing instrument was acknowledged before me this 10th day of October, 1996, by OSCAR HAUSDORFF, who [ X ] is personally known to me, or
[   ] produced Drivers License as identification.


                                        Esther Davis
                                        ------------------------------------
                                        NOTARY PUBLIC
My Commission Expires:                  Print Name:
                                                   -------------------------
                                        Commission No.:
                                                       ---------------------

                                                      Esther Davis
                                   [SEAL]   MY COMMISSION # CC540269 EXPIRES
                                                     May 28, 2000
                                           BONDED THRU TROY FAIN INSURANCE, INC.





STATE OF FLORIDA                  )
                                  ) SS:
COUNTY OF SARASOTA                )

         The forgoing instrument was acknowledged before me this 10th day of October, 1996, by SUSAN HAUSDORFF, who [ X ] is personally known to me, or
[   ] produced Drivers License as identification.


                                        Esther Davis
                                        ------------------------------------
                                        NOTARY PUBLIC
My Commission Expires:                  Print Name:
                                                   -------------------------
                                        Commission No.:
                                                       ---------------------

                                                      Esther Davis
                                   [SEAL]   MY COMMISSION # CC540269 EXPIRES
                                                     May 28, 2000
                                           BONDED THRU TROY FAIN INSURANCE, INC.

STATE OF MICHIGAN                 )
                                  ) SS:
COUNTY OF WAYNE                   )

         The forgoing instrument was acknowledged before me this 5th day of November, 1996, by Gary A. Lockwood, of PRINCETON DENTAL MANAGEMENT
CORPORATION.  He/She [ X ] is personally known to me, or [   ] produced
________________  as identification.


                                        Lesley Pickard Caves
                                        ------------------------------------
                                        NOTARY PUBLIC
My Commission Expires:                  Print Name: Lesley Pickard Caves
       8-21-00                                     -------------------------
       LESLEY PICKARD CAVES             Commission No.:
  Notary Public, Wayne County, MI                      ---------------------
My Commission Expires Aug. 21, 2000




STATE OF                          )
                                  ) SS:
COUNTY OF                         )

         The forgoing instrument was acknowledged before me this        day of
                            , 1996, by FRANK LEONARD LAPORT, who [ ] is
personally known to me, or [   ] produced                                   as
identification.



                                        ------------------------------------
                                        NOTARY PUBLIC
My Commission Expires:                  Print Name:
                                                   -------------------------
                                        Commission No.:
                                                       ---------------------

                                   SCHEDULE 1


Moskowitz, Mandell & Salim, P.A.
Regular Trust Account
800 Corporate Drive, Suite 510
Fort Lauderdale, FL 33334
(954) 491-2000

Capital Bank - ABA #067008414
1666 Kennedy Causeway
North Bay Village, FL 33141

For further credit to:

Capital Bank
600 SE 3rd Avenue
Fort Lauderdale, FL 33301

Credit to: Moskowitz, Mandell & Salim, P.A.
           Trust Account
           Account No. 3400005002

With telephone confirmation to:

Linda A. Willever (954) 491-2000

                                   SCHEDULE 2


GINGLE:

Barnett Bank 051-007
6128 U.S. Highway 19
New Port Richey, FL 34652-2526
Route #0631073935020
For credit to the account of:
Terry D. Gingle or Vickie L. Gingle
Account #1517253782

HAUSDORFF:

Barnett Bank 062-003
935 N. Beneva Road
Sarasota, FL 34232
Route #0631090581248
For credit to the account of:
Oscar L. Hausdorff or Susan Hausdorff
Account #1627526196

                                   EXHIBIT ___


___________________________________________

PRINCETON DENTAL MANAGEMENT CORPORATION, a Delaware Corporation,

                        Plaintiff,              Case No. 95 CH 5708
                                                In Chancery
        v.
                                                NOTICE OF DISMISSAL
TERRY D. GINGLE, DR. OSCAR L.
HAUSDORFF and VICKY GINGLE,

                       Defendants.
___________________________________________

        Plaintiff Princeton Dental Management Corporation, by and through its counsel hereby dismiss with prejudice the above-captioned proceeding against defendants Terry D. Gingle, Dr. Oscar L. Hausdorff and Vicky Gingle and all claims stated therein pursuant to Illinois Code of Civil Procedure 2-1009, with each party bearing his or its own costs.

Dated: October __, 1996
       Chicago, Illinois


                                        ___________________________________

                                        _______________________
                                        Attorneys for Plaintiff
                                        Princeton Dental Management
                                        Corporation

                               [PDMC LETTERHEAD]



                                        October   , 1996

VIA TELECOPY AND REGULAR MAIL

Continental Stock
 Transfer & Trust Company
2 Broadway
New York, NY  10004

Re:  PRINCETON DENTAL MANAGEMENT CORPORATION ("PDMC")
     TERRY D. GINGLE, VICKY L. GINGLE, OSCAR L. HAUSDORFF
     (THE "STOCKHOLDERS")

Dear Sir or Madam:

     We have been provided with instruction letters from the Stockholders regarding their shares of PDMC common stock (copies of letters attached). In these letters the Stockholders request that new, legend-free PDMC stock certificates be issued in accordance with the terms of such instruction letters. We have also been provided with Rule 144 Affidavits from each of the Stockholders and an opinion of counsel from Brooks & Cahill.

     Accordingly, we instruct you to cancel and reissue the PDMC stock certificates in strict accordance with the terms of the attached instruction letters. The new certificates need not contain any restrictive legends.

     Thank you for your cooperation and please feel free to call if you have any questions.

                                        Sincerely,

                                        PRINCETON DENTAL MANAGEMENT CORPORATION

                                        By:
                                           ------------------------------------
                                        Its:
                                            -----------------------------------

                          [BROOKS & CAHILL LETTERHEAD]


                                        October   , 1996


VIA TELECOPY AND REGULAR MAIL

Continental Stock
 Transfer & Trust Company
2 Broadway
New York, NY  10004

Re:  PRINCETON DENTAL MANAGEMENT CORPORATION ("PDMC")
     TERRY D. GINGLE, VICKY L. GINGLE, OSCAR L. HAUSDORFF
     (THE "STOCKHOLDERS")

Dear Sir or Madam:

     This firm represents PDMC, and we have been requested to issue our opinion with respect to the removal of all legends from the shares of PDMC common stock currently held by the Stockholders and referenced in the attached instruction letters ("Stock").

     In connection with the preparation of this opinion, we have been provided with certain information by the Stockholders and PDMC, and this opinion is being issued in reliance upon such information. Without limitation, PDMC and the Stockholders have each advised us that (i) none of the Stockholders has, during the last three months, been an "affiliate" of PDMC, and (ii) each of the Stockholders has owned the Stock attributed to them in the attached instruction letters for a period of at least three (3) years.

Based on the foregoing, and pursuant to Rule 144(k) of the General Rules and Regulations promulgated under the Securities Act of 1933, it is our opinion that the legends may be removed on the Stock in strict accordance with the terms of the attached instruction letters.

                                        Sincerely,

                                        BROOKS & CAHILL